Exhibit 32.1

Certification of Principal Executive Officer

Pursuant to U.S.C. Section 1350

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Stephen T. Wills, Interim Executive Chairman of Derma Sciences, Inc., hereby certify that the Quarterly Report on Form 10-Q for the period ended June 30, 2016 of Derma Sciences, Inc. (the “Form 10-Q”) upon my best knowledge and belief fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Derma Sciences, Inc.

Dated: August 8, 2016	/s/ Stephen T. Wills
Stephen T. Wills, CPA, MST
Interim Executive Chairman
(Principal Executive Officer)